UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2010
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07	Submission of Matters to a Vote of Security Holders.
Item 9.01	Financial Statements and Exhibits
Signature

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                  At the Company’s Annual Meeting of Stockholders on September 14, 2010 (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company's Second Amended and Restated 2000 Equity Incentive Plan, as amended, to increase the total number of shares of the Company's Class A Common Stock available for issuance thereunder from 3,700,000 shares to 5,000,000 shares and to extend the term thereof until June 1, 2020.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

On September 10, 2010, Cinedigm Digital Cinema Corp. (the “Company”) entered into two Severance Agreements (the “Severance Agreements”), one with Charles Goldwater and the other with Gary S. Loffredo (each, an “Employee,” and together the “Employees”).  Pursuant to the Severance Agreements, each Employee shall receive certain severance benefits in the event his employment with the Company is terminated without reason or resigns for Good Cause (as defined in the Severance Agreements).  The severance benefits provided by the Severance Agreements include twelve months base salary following the effective date of a Severance Event (as defined in the Severance Agreements) and the conversion of certain unvested or partially vested stock options.

The foregoing description of the Severance Agreements is qualified in its entirety by reference to the Severance Agreements, which are attached as Exhibit 10.2 and 10.3 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted to approve three proposals.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Exchange Act.  There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.  Details of the voting are provided below:

Proposal 1:

To elect ten (10) members of the Company’s Board of Directors to serve until the 2011 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Adam M. Mizel	19,000,803	122,010	11,886,472
Gary S. Loffredo	19,041,429	81,384	11,886,472
Peter C. Brown	19,042,049	80,764	11,886,472
Wayne L. Clevenger	18,859,024	263,789	11,886,472
Gerald C. Crotty	18,902,543	220,270	11,886,472
Robert Davidoff	18,557,719	565,094	11,886,472
Matthew W. Finlay	19,043,429	79,384	11,886,472
Edward A. Gilhuly	19,066,789	56,024	11,886,472
Martin B. O’Connor, II	18,940,961	181,852	11,886,472
Laura Nisonger Sims	18,899,450	223,363	11,886,472

Proposal 2:

To amend the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder from 3,700,000 to 5,000,000 and to extend the term thereof until June 1, 2020.
Votes For 14,684,088	Votes Against 3,168,268	Abstentions 1,270,457	Broker Non-Vote 11,886,472

Proposal 3:

To ratify the appointment of EisnerAmper LLP (formally Eisner LLP) as our independent auditors for the fiscal year ending March 31, 2011.	Votes For 30,647,862	Votes Against 344,537	Abstentions 16,886	Broker Non-Vote 0

Item 9.01	Financial Statements and Exhibits.

The exhibits are listed in the Exhibit Index following the Signature.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of  September 16, 2010

By:	/s/ Brian D. Pflug
Name:	Brian D. Pflug
Title:	Senior Vice President—Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 dated September 14, 2010 to Second Amended and Restated 2000 Equity Incentive Plan of the Company.
10.2	Severance Agreement between Cinedigm Digital Cinema Corp. and Charles Goldwater, dated as of September 10, 2010.
10.3	Severance Agreement between Cinedigm Digital Cinema Corp. and Gary S. Loffredo, dated as of September 10, 2010.